EXHIBIT 10.5

[LETTERHEAD OF SEARS HOLDINGS CORPORATON]

April 6, 2017

Stanley Black & Decker, Inc.
1000 Stanley Drive
New Britain, CT 06053
Attention:    Kyle Dancho
Vice PResident Global Licensing

Dear Mr. Dancho:

Reference is made to the Acquired IP License Agreement (the “License Agreement”) dated as of March 8, 2017, by and between Sears Holdings Corporation ("Sears") and Stanley Black & Decker, Inc. ("Stanley"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

By countersigning this letter below, Stanley hereby agrees to the addition of “adhesives” to the definition of Other Products in the License Agreement.

Nothing herein is intended to, nor shall it, modify the License Agreement, or the rights or obligations of Sears or Stanley to the License Agreement, in any manner, other than as specifically provided herein, and the License Agreement shall remain in full force and effect.

This letter may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this letter.

[Signature page follows]

EXHIBIT 10.5

Very truly yours,
SEARS HOLDINGS CORPORATION

By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Controller and Head of Capital
Market Activities

Accepted, Confirmed and Agreed:

STANLEY BLACK & DECKER, INC.

By: /s/Kyle Dancho
Name: Kyle Dancho
Title: Vice President of Global Licensing